ALLOCATION OF PURCHASE PRICE TO ASSETS ACQUIRED AND LIABILITIES ASSUMED (Tables)	Dec. 19, 2024
Awaysis Belize Limited [Member]
Restructuring Cost and Reserve [Line Items]
SCHEDULE OF PURCHASE PRICE TO ASSETS ACQUIRED AND LIABILITIES

Asset Class	Fair Value (USD)	Valuation Technique	Fair Value Hierarchy
Cash in bank	18,699	Book value	Level 1
Inventories	533,050	Market approach	Level 2
Mortgage receivable	499,437	Income approach (discounted cash flows)	Level 3
Property and equipment	739,221	Cost approach	Level 2
Site development	951,850	Cost approach	Level 2
Land	1,641,660	Market approach	Level 2
Escrow deposit on land contract	81,498	Book value	Level 1
Total assets acquired	4,465,415
Due to BOS Investment Inc.	(1,703,897)	Contractual amount	Level 2
Due to Michael Singh	(2,761,518)	Contractual amount	Level 2
Total liabilities assumed	(4,465,415)
Net assets acquired	-